EXHIBIT 10.53

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INHALE

12 September 1995

Mr. James S. Hilboldt, Jr., Esq.

Senior Corporate Counsel - Pharmaceuticals

Legal Division

Pfizer Inc.

235 East 42nd Street

New York, NY 10017-5755

Re:   Amended Exhibit 1.13 dated 24 August 1995 to

Pfizer/Inhale Collaboration Agreement

Dear Jim:

Pursuant to Inhale’s obligation under section 9.8 of our Collaboration Agreement dated 18 January 1995, enclosed is an amended Exhibit 1.13, Inhale Patent Rights, dated 24 August 1995. Jim Jones has already been provided with copies of the new applications listed in this exhibit. These are items 6-8.

Copies of this amended exhibit will be provided to members of the JDC at the next scheduled JDC meeting.

Thank you for your attention to this matter.

Sincerely,

/s/ Stephen Hurst
Stephen L. Hurst
Vice President, Intellectual Property

Enclosure.

cc:	J. Jones
A. Gill
M. Glembourtt

Exhibit 1.13

Inhale Patent Rights

as amended 24 August 1995

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.